May 2021 Investor Presentation Exhibit 99.2

LEGAL DISCLAIMER Important Information about the Proposed Business Combination and Where to Find It   In connection with the proposed business combination, a registration statement on Form S-4 (the “Form S-4”) is expected to be filed by Austerlitz Acquisition Corporation I, a Cayman Islands exempted company (“AAC”) with the U.S. Securities and Exchange Commission (“SEC”) that will include preliminary and definitive proxy statements to be distributed to holders of AAC ordinary shares in connection with AAC’s solicitation for proxies for the vote by AAC’s shareholders in connection with the proposed business combination with Wynn Interactive Ltd., an exempted company limited by shares incorporated in Bermuda (“Wynn Interactive” or the “Company”) and other matters as described in the Form S-4, as well as a prospectus of AAC relating to the offer of the securities to be issued in connection with the completion of the business combination. AAC and Wynn Interactive urge investors, shareholders and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about AAC, Wynn Interactive and the proposed business combination. Such persons can also read AAC’s final prospectus dated February 25, 2021 (SEC File No. 333-252932), for a description of the security holdings of AAC’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. After the Form S-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to AAC’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Austerlitz Acquisition Corporation I, 1701 Village Center Circle, Las Vegas, NV 89134, or (702) 323-7330.   Participants in the Solicitation   AAC and Wynn Interactive and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AAC’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of AAC’s directors and executive officers in AAC’s final prospectus dated February 25, 2021 (SEC File No. 333-252932), which was filed with the SEC on March 1, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of AAC’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of AAC’s and Wynn Interactive’s participants in the solicitation, which may, in some cases, be different than those of AAC’s and Wynn Interactive’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.   Forward-Looking Statements   This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. AAC’s and Wynn Interactive’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, AAC’s and Wynn Interactive’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.   These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside AAC’s and Wynn Interactive’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against AAC and/or Wynn Interactive following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of AAC, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Wynn Interactive’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of AAC’s ordinary shares on NASDAQ following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Wynn Interactive to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; and (11) the possibility that AAC or Wynn Interactive may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in AAC’s most recent filings with the SEC and will be contained in the Form S-4, including the proxy statement/prospectus expected to be filed in connection with the proposed business combination. All subsequent written and oral forward-looking statements concerning AAC or Wynn Interactive, the transactions described herein or other matters and attributable to AAC or Wynn Interactive or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of AAC and Wynn Interactive expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

LEGAL DISCLAIMER (CONT’D) No Offer or Solicitation   This presentation is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AAC or Wynn Interactive, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.   Trademarks   This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Wynn Interactive will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.   Non-GAAP Financial Measures   The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by AUS with the SEC. This presentation includes certain financial measures not presented in accordance with U.S. or U.K. GAAP including, but not limited to, EBITDA margin, Adj. EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. In addition, the conversion of the Company’s financial statements into U.S. GAAP and the audit of the Company’s financial statements in accordance with PCAOB standards, may impact how the Company currently calculates its non-GAAP financial measures, and we cannot assure you that there would not be differences, and such differences could be material. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations.   The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.   This presentation includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.   Use of Projections   This presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue, Adj. EBITDA and EBITDA margin, for the Company's fiscal years 2021 through 2023. Neither AAC’s nor the Company's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. You should review the Company’s audited financial statements, which will be included in the Form S-4 relating to the proposed business combination. Industry and Market Data   In this presentation, AAC and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither AAC nor the Company has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data.

leadership team with significant experience in gaming and technology Sadok Kohen CPO , Co-Founder & Director, Wynn Interactive CEO & Founder, BetBull President, WynnBET Craig Billings President & Executive Director, Wynn Interactive Matt Maddox Chairman, Wynn Interactive William P. Foley II Founder, Austerlitz Acquisition Corp I Director, Wynn Interactive

TRANSACTION OVERVIEW

BILL FOLEY WILL BE A GREAT PARTNER TO WYNN INTERACTIVE

Wynn INTERACTIVE



William P. Foley II
(Austerlitz Founder)

Bill Foley's private investments in hospitality demonstrate extensive experience with broad consumer activation and success developing and growing marquee consumer brands

WHITEFISH MOUNTAIN RESORT EST. 1947

FOLEY FAMILY WINES

THE FOLEY FOOD & WINE SOCIETY

Bill Foley brings marquee investment prowess and a track record of success across industries



FIDELITY NATIONAL FINANCIAL
FIS (1)
BLACK KNIGHT
CERIDIAN (1)
dun & bradstreet
Paysafe: (2)
$3M
$13.5B
1984 LBO
Current Mkt Cap
$2.5B
$94.9B
2006 Spin-Off
Current Mkt Cap
$1.6B
$11.7B
2015 IPO
Current Mkt Cap
$4.2B
$13.8B
2018 IPO
Current Mkt Cap
$2.B
$9.8B
2019 LBO
Current Mkt Cap
$10.00
$14.09
2020 SPAC IPO
Current Value

6

Source: Public company filings and FactSet as of 5/6/2021.
(1) Bill Foley currently owns no equity in FIS or CDAY.
(2) Values shown on a per share basis. Initial value represents price of BFT unit at the time of the SPAC IPO. Current value represents current market price of as of 5/6/2021 of one PSFE share plus 1/3rd of a warrant.

WYNN INTERACTIVE IS A CLEAR FIT FOR AUSTERLITZ ACQUISITION CORP I Austerlitz’s target criteria… …on the come for the 2021 NFL season … is clearly met by Wynn Interactive Positioned to win and gain share in the $45B total addressable OSB and iGaming markets(1) Wynn Interactive is launching an extensive brand campaign designed to accelerate growth in the U.S. Foley believes there is upside to the U.S. gaming TAM, forecasted margins and Wynn Interactive’s ability to grow market share Wynn and Foley both have a history of success, generating outsized returns for equity investors Opportunity to gain a defensible market position that can benefit from Bill Foley’s leadership and guidance At a critical inflection point with the need for capital to launch a new phase of growth Unrecognized value that can be optimized over the long-run Offers attractive risk-adjusted returns for shareholders Attractive combination of Wynn’s market leadership and BetBull’s differentiated product technology enhance value and cross-selling opportunities Fits within the Foley playbook for value creation and growth (1)TAM reflects a long-term estimate for U.S. TAM of $39B based on the average of Macquarie and Goldman Sachs equity research for 2030E as of March 2021, plus a long-term estimate for the Canadian TAM of $6B based on the 2020 population of Canada per Statista as of 12/31/2020 multiplied by the average of GGR data in the U.K. market as of 12/31/2020 (sports betting GGR of $68 per adult and iGaming GGR of $116 per adult) and GGR per adult in the NJ market as of 12/31/2020 (sports betting GGR of $59 per adult and iGaming GGR of $142 per adult).

Illustrative sources and uses Illustrative pro forma ownership at close(3) Wynn Interactive, Ltd. (“Wynn Interactive” or “WIL”) has agreed to merge with Austerlitz Acquisition Corp I (“AUS”) at a pro forma enterprise value of $3.2 billion(1) AUS is a publicly listed special purpose acquisition vehicle sponsored by William P. Foley with ~$690 million cash in trust Represents an attractive entry multiple of 4.5x 2023E revenue; projected annual revenue growth of 171% from 2021E-2023E as states legalize and launch sports betting and iGaming Existing shareholders are rolling 100% of their equity All redemptions to be backstopped by Cannae Holdings, Inc. Post-closing, the company will have a dual class voting structure, comprised of 10 votes per share for existing WIL shareholders; all other shares to be 1 vote per share(2) After giving effect to the transaction, irrespective of redemptions, the Company will have ~$640 million of unrestricted cash with public equity currency to ensure access to future capital to fuel growth Sellers’ rollover equity Wynn Resorts (58%) Legacy BetBull shareholders (20%) BetBull SPAC public shareholders Legacy ESOP / 3rd party Note:Represents transaction values at $10.00 per share price assuming no redemptions. Excludes dilution from 27.8 million public and private placement warrants struck at $11.50. Also excludes 11.1 million Class C shares held by the sponsor which convert to Class A shares at the following performance levels: (A) $15.25 within three years, (B) $23.00 within six years or (C) $35.00 within nine years. Wynn Resorts to provide incremental funding required to capitalize WIL’s operations through transaction close via intercompany loans, and WIL to repay all intercompany loans to Wynn Resorts from balance sheet cash at close, resulting in a pro forma debt-free balance sheet. (1)Assumes a pro forma equity value of $3,801 million at $10.00 per share less $640 million of pro forma cash. (2)Wynn Resorts to have 58% pro forma economic interest and 72% pro forma voting interest via its 10:1 voting rights shares. (3)Assuming 0% redemptions, consists of 300 million rollover shares, 69.0 million public Austerlitz shares and 11.1 million Austerlitz founder shares. Ownership percentages do not sum due to rounding. Austerlitz founder shares PROPOSED TRANSACTION SUMMARY In the note, my understanding was that Wynn Resorts didn’t want to cap the size of the incremental funding but I defer to Vince on this.

WYNN HAS A HISTORY OF REWARDING SHAREHOLDERS Wynn Resorts’ total shareholder returns since IPO Wynn Interactive is led by industry experts with a proven track record of leading public companies and generating strong shareholder returns Source: FactSet as of 5/6/2021. Note: Total shareholder return includes the impact of dividends and makes the assumption that dividends are reinvested on the ex-dividend date. Returns calculated as total shareholder return from 10/25/2002 to 5/6/2021. Demonstrated track record for creating best-in-class product offerings for the gaming industry Leading global brand and management team Superior customer service Iconic real estate portfolio Reputation for providing leading luxury, entertainment and lifestyle experiences Large and growing database and rewards program Sustainable competitive advantages ü ü ü ü ü ü

WYNN INTERACTIVE IS MAJORITY-OWNED AND BACKED BY WYNN RESORTS, THE GOLD STANDARD IN THE GAMING INDUSTRY Wynn | Encore Las Vegas Wynn Macau Encore Boston Harbor Wynn Resorts is a leading designer, developer and operator of luxury integrated resorts known for exceptional product quality and service Premier assets in the world’s largest gaming markets with attractive growth and expansion opportunities Highly valuable, globally recognized brands and recipient of more Forbes Five-Star Awards than any other independent hotel operator in the world Veteran management team with extensive operational experience and a proven track record for delivering strong financial performance “Fortress” balance sheet with a solid ~$4 billion liquidity position and cash flow profile poised for strong post-COVID rebound #1 #2 #3 #4 #5 Wynn has built a collection of the world’s top luxury, entertainment and gaming destinations Wynn Palace

BY LEVERAGING ITS LAND-BASED PRINCIPLES, WYNN HAS CREATED AN ECOSYSTEM THAT ATTRACTS AND RETAINS HIGH VALUE CUSTOMERS Invest in premium, high-quality product Provide unique and personalized experiences + Recognize and value the customer + Deliver attentive first-class service Build deep, long-term customer relationships Attract high-quality customers

WYNN INTERACTIVE OVERVIEW

WYNN INTERACTIVE AT A GLANCE WIL is the online gaming division of Wynn Resorts, offering a world-class collection of casino and sports betting mobile options WIL specializes in designing products to deliver the legendary service and guest experience of Wynn Resorts WIL differentiates itself by delivering one-of-a-kind experiences in digital gaming through unique social betting mechanics and a high-quality user interface WIL is led by a best-in-class management team with track record for successfully building and growing gaming franchises in new and existing markets $708M Net revenue (2023E) 13M+ Wynn Rewards Members(1) $45B Long-term North America OSB & iGaming TAM opportunity(2) 15 / 24 States with market access secured / in negotiations(3) Committed investors WRL and AUS are focused on achieving market share and profitability targets (1) Database count as of April 2021. (2)TAM reflects a long-term estimate for U.S. TAM of $39B based on the average of Macquarie and Goldman Sachs equity research for 2030E as of March 2021, plus a long-term estimate for the Canadian TAM of $6B based on the 2020 population of Canada per Statista as of 12/31/2020 multiplied by the average of GGR data in the U.K. market as of 12/31/2020 (sports betting GGR of $68 per adult and iGaming GGR of $116 per adult) and GGR per adult in the NJ market as of 12/31/2020 (sports betting GGR of $59 per adult and iGaming GGR of $142 per adult). (3) In negotiations total includes states with secured market access and open license jurisdictions where WynnBET intends to apply for market access.

WYNN INTERACTIVE IS COMPRISED OF THREE LEADING BRANDS Description: Wynn Interactive’s flagship product European OSB and iGaming platform with unique, highly differentiated features Free-to-play social casino product provides player engagement and cross-sell opportunity U.S. market access: 15 states (~51% of U.S. adult population) N/A N/A Live operations: OSB & iGaming: NJ, MI OSB only: CO, VA, IN, TN OSB & iGaming: U.K. (launched in 2017) Live throughout the U.S. 2023E Net revenue: $608 million(1) $85 million $15 million (1)WynnBET revenue inclusive of revenue generated from intercompany agreements including retail sportsbook service fees and market access fees. (U.S. Sports Betting & iGaming Business) (U.K. Sports Betting & iGaming Business) (Social Casino Business)

Leader in customer experience Tailored on-property experiences Wynn VIP host extension Deep gaming expertise Best-in-class engineering team Luxury gaming brand Data driven retention / bonusing Differentiated social features Product-led WYNNBET IS DESIGNED TO DELIVER A PREMIUM CUSTOMER EXPERIENCE BY COMBINING THE BEST OF WYNN RESORTS AND BETBULL Your leader in customer experience Differentiated, proprietary tech stack Proprietary tech stack

LEVERAGING BETBULL’S PROPRIETARY TECHNOLOGY, WYNNBET IS PURPOSE-BUILT FOR THE U.S. MASS MARKET CONSUMER Gamified features Unique interface Gamified way to enhance customer experience via bonuses, boosted odds and on-property experiences Seamlessly navigate through promotions, boosted parlays and single game bet feeds Signature screen where users can see wager details in a fun and easy to interpret format Bet receipt Live core feed where users can place a single game or parlay bet, follow other users and participate in social parlay bets Personalized feed

KEY INVESTMENT HIGHLIGHTS

KEY INVESTMENT HIGHLIGHTS

#	Highlight	Details
1	**Capitalizing on expected significant OSB and iGaming TAM opportunity**	✓ Analysts forecast long-term $45B TAM for OSB and iGaming in North America(1) ✓ TAM for OSB and iGaming has expanded dramatically over the last year ✓ COVID-19 has further accelerated online gaming legislation in the U.S.
2	**Best-in-class product and user experience**	✓ Differentiated product with social features that drive higher retention and LTV ✓ Top-scoring new app according to Eilers & Krejcik OSB app performance testing(2)
3	**Leveraging the gold standard brand in gaming and entertainment**	✓ 13M+ database(3) of high value customers accustomed to a premium experience ✓ Lone pure-play OSB and iGaming operator with an iconic luxury brand ✓ Powerful omnichannel experience with luxury land-based resorts and Wynn Rewards
4	**Encore Boston Harbor offers home court advantage in potentially large Massachusetts sports betting market**	✓ Potential $850M GGR sports betting market upon legalization(4) ✓ 20-30% market share anticipated based on established brand, database, geographic location and omnichannel offering ✓ Developing best-in-class retail sportsbook(4)
5	**Foundational strategic elements in place; accelerating product and marketing roll-out ahead of NFL 2021**	✓ Successful direct marketing program underway, with planned branding campaign leading into NFL 2021 ✓ Secured market access in 15 states and aggressively pursuing additional "real estate" ✓ WynnBET expected to be live in 7 states by year end(5)
6	**World-class management team with proven track record in digital gaming**	✓ Craig Billings, President & Executive Director: Architect and former MD of Aristocrat Technology's social casino business and former Chairman of NYX Gaming Group (acquired by SGMS) ✓ Sadok Kohen, CPO, Co-Founder & Director: Founder of BetBull, 19-year digital gaming industry veteran and proven entrepreneur, former Head of Innovation Products at Bwin.Party

(1) TAM reflects a long-term estimate for U.S. TAM of $39B based on the average of Macquarie and Goldman Sachs equity research for 2030E as of March 2021, plus a long-term estimate for the Canadian TAM of $6B based on the 2020 population of Canada per Statista as of 12/31/2020 multiplied by the average of GGR data in the U.K. market as of 12/31/2020 (sports betting GGR of $68 per adult and iGaming GGR of $116 per adult) and GGR per adult in the NJ market as of 12/31/2020 (sports betting GGR of $59 per adult and iGaming GGR of $142 per adult).
(2) Eilers & Krejcik U.S. Sports Betting Market Monitor (March 2021).
(3) Database count as of April 2021.
(4) Contingent of legalization of sports betting in Massachusetts; such market access and licensure are subject to legalization and required approvals by regulatory authorities in each jurisdiction; TAM Estimates for Massachusetts in 2025E per JP Morgan Equity Research.
(5) Currently live in 6 states and projected to go live in 1 additional state by 2021 year end.

18

❶ CAPITALIZING ON SIGNIFICANT ESTIMATED $45B NORTH AMERICAN SPORTS BETTING AND iGAMING TAM

- The addressable market for OSB and iGaming has expanded dramatically over the past year
- Legislative momentum in the U.S. and Canada continues to accelerate along with consumer adoption
- Brokers estimate combined North America sports betting and iGaming TAM to grow at a 10-year CAGR of 32%
- Canada is anticipated to have a $5-6 billion TAM when extrapolating GGR per player metrics from existing New Jersey and U.K. markets

U.S. sports betting & iGaming TAM forecasts

(GGR $ in billions)



Current
$3
2020A
41% CAGR '20-'25
Average broker estimated U.S. TAM over time(1)
30% CAGR
$3
$16
$32
$39
2020A
2025E
2028E
2030E
Sports betting
iGaming

North America TAM forecasts



U.S. broker estimates + Canada implied TAM
$39
$6
$45
U.S. TAM (2)
(2030E)
CAN TAM (3)
(Long-Term)
N. America
(Long-Term)

Source: Eilers & Krejcik, H2 Global All Products Summary (March 2021), Statistics Canada, Statista, Wall Street broker research and state gaming commissions.

(1) Reflects average TAM estimates from a collection of brokers based on available time periods, inclusive of JP Morgan (2025E only), Morgan Stanley (2025E only), Macquarie (2025E, 2028E and 2030E) and Goldman Sachs (2025E, 2028E, 2030E).

(2) Reflects a long-term estimate for U.S. TAM of $39B based on the average of Macquarie and Goldman Sachs equity research for 2030E as of March 2021.

(3) Implied Canadian TAM of $6B based on the 2020 estimated adult population for Canada per Statistics Canada as of 12/31/2020 multiplied by the average GGR per adult in the U.K. market as of 12/31/20 (sports betting GGR of $68 per adult and iGaming GGR of $116 per adult) and GGR per adult in the NJ market as of 12/31/2020 (sports betting GGR of $59 per adult and iGaming GGR of $142 per adult).

19

MICHIGAN CASE STUDY: INITIAL MARKET PERFORMANCE OUTPERFORMING ANALYST TAM ESTIMATE Michigan OSB & iGaming GGR market share in March 2021 Key takeaways from early days in Michigan √ Leading luxury brand × Limited marketing channels × Database not yet leveraged Analysts may be dramatically underestimating the overall size of the OSB and iGaming markets, with MI the most recent example WynnBET is already resonating with customers prior to launching a large scale branding campaign Premium, land-based players have outperformed digital pure plays Outperformance in initial GGR results in significant tax revenue for the state Expect strong initial results to catalyze future legalization of OSB and iGaming in additional states #1 #2 #3 #4 (3) Other Source:Eilers & Krejcik: Michigan Online Gambling Results Analysis for March 2021. (1)Morgan Stanley Equity Research 2022 Michigan TAM Estimates as of 1/20/2021. (2)Michigan’s March 2021 online gambling GGR was $127 million. Annualizing the GGR results in $1,499 million of 2021 run-rate GGR. (3)Other includes Golden Nugget Online Gaming, TwinSpires, PointsBet, Caesars / William Hill and Four Winds. Market share percentages do not sum due to rounding. #5 ($ in millions) Michigan run-rate OSB & iGaming GGR vs. initial TAM estimates March-21 run-rate GGR exceeding MI TAM estimates by 83% (2) (1) 1 NTD: April numbers not posted to state gaming commission site

❷ HIGHLY DIFFERENTIATED PRODUCT PROVIDES A SIGNIFICANT COMPETITIVE ADVANTAGE

Wynn INTERACTIVE

Wynn Interactive is adapting BetBull's successful product for the North American market



Top Yielders
Top Influer
Tipsters who have the highest return rate on ACCA bets
Last 7 days
Last 30 days
All Time
1 ecruikshanks BULL Follow
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4 Firestryder BULL +6 Bets Follow
5 Alicegowland BULL +1 Bets Follow
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BetBull: Unique leaderboard creates social competitive dynamic



9:41
Wynn Rewards
Terms apply
Wynn Rewards
COMPDOLLARS
$20.00
Secondary content to explain how to use this credit and where.
What are the benefits of having Red Card?
Track benefits with Red Card Online
Earn FREE CREDIT from slot play points
Player invitations to events, promotions, and more
Exclusive offers on rooms, dining spa services and entertainment
The absolute lowest room prices available
The guarantee of no hidden fees
Easy modification of your reservation
Sportsbook
Casino
Contest
Parlay Lab

WynnBET: Robust rewards program keeps players coming back

Intuitive powerful customer experience

#1 WynnBET named top-scoring new app according to Eilers & Krejcik OSB app performance testing[(1)]

#2 Technology and features focused on parlays, gamification and social interaction proven to increase retention

#3 Intuitive, easy-to-use product enhances user experience, from novice to expert

#4 Social betting mechanics and gamification difficult-to-replicate and are core to the product (3+ years of design enhancements)

#5 Integrated Wynn Rewards Program engenders loyalty and leverages Wynn's land-based luxury resorts

#6 Proprietary CRM tools and host network create customized experiences for high value customers

21

(1) Eilers & Krejcik U.S. Sports Betting Market Monitor (March 2021).

❷ SOCIAL BETTING FEATURES DRIVE ENHANCED RETENTION AND LTV

Wynn INTERACTIVE

- ✓ BetBull's U.K. experience has proven their ability to successfully scale in a highly competitive, mature market
- ✓ BetBull's social mechanics drive materially higher GGR margin ("hold") relative to the competition(1)
- ✓ Players are highly engaged with BetBull's social betting features – 92% of players use BetBull's social features(2)
- ✓ Programing based on social interactions derives more value and creates network effects

BetBull
85%
Number of total sports bets that are parlays(3)

BetBull
4.2x
GGR margin for sports bettors that make a social parlay(4)

BetBull
3.0x
Retention for sports bettors that make a social bet(5)

Social betting with parlays generates significantly higher GGR margin



25%
20%
15%
10%
5%
–
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2017
2018
2019
2020
U.K. Market GGR Margin (Reported by Kambi)
BetBull Sports GGR Margin

Source: BetBull's financial results from 2017-2020.
(1) Defined as BetBull sports GGR margin percentage vs. market sports GGR margin percentage (reported by Kambi) from 2017-2020.
(2) Represents % of users that made a social bet during month 0 for the 2019 cohort.
(3) Calculated as the average of the total number of parlay bets, both social and own parlays, relative to the total number of bets in each year for the 2017-2020 periods shown as a percent of total for sports betting only, not inclusive of iGaming.
(4) Represents average sports betting GGR margin for social parlays relative to sports betting GGR margin for single bets for the 2017-2020 periods; not inclusive of iGaming.
(5) Represents average retention for users that made a social bet during month 0 relative to users that did not make a social bet in month 0 for the 2017 through 2019 cohorts from 0 to 12 months.

22

❷ # WYNNBET CASINO AT YOUR FINGERTIPS

WynnBET has hit the gas in the last three months, with no signs of letting up

Key Product Takeaways

- **WynnBET has an extensive, rapidly expanding casino games portfolio**
- **Diversified product across multiple content providers**
- **Live dealer table games(2)**
- **VIP table-betting alternatives**
- **Limited reliance on single suppliers**
- **Strong cross-selling capabilities**
- **Seamless navigation within the app**


WELCOME TO
Wynn Casino
Recently Played Games
Live Roulette
All Games
Live Auto-Roulette
Pro Football
College Football
Soccer
Live Now
Popular
Pro Football

95

Games released from Feb-Apr '21 (New games from premium brands such as Big Time Gaming, NetEnt, High5 Games and IGT)

150+

Games planned to go live in the next 3 months(1)

~400

Games are live now on iOS and Android

5+

New providers launching over the next 3 months

Source: Management as of May 2021 for WynnBET's iCasino application in New Jersey and Michigan.
(1) Plans to go live are subject to pending regulatory approval in specific states.
(2) Live Casino anticipated to be available in Michigan beginning June 2021.

23

❸ OMNICHANNEL PRESENCE, WYNN REWARDS INTEGRATION AND VIP HOST NETWORK DRIVE BEST-IN-CLASS CUSTOMER EXPERIENCE

Wynn INTERACTIVE

Wynn Resorts VIP host network to offer WIL players unparalleled experiences and customer service

- Maximize engagement through free play offers to players at the high end of the Wynn Interactive marketing database
- Hosted players generate "multiples" of ADT[1] relative to non-hosted players in same VIP category


XS Nightclub
Panoramic suite
Charlie's at Wynn Las Vegas

Omnichannel Assets

- Wynn Resorts is a leading luxury brand with premier resorts in Las Vegas, Boston and Macau
- Blue Wire partnership and on-property podcast studio link online and land-based experiences
- Wynn Las Vegas is a top sports betting destination, generating 13% of total Strip sports betting handle despite only having 3% of room count and 7% of gaming positions[2]

Wynn Rewards Database

13M+ Wynn Rewards members accustomed to the best-in-class customer experience offered by Wynn


Wynn Rewards
Wynn Rewards
Wynn Rewards

Source: Nevada Gaming Control Board; Las Vegas Convention and Visitors Authority as of February 2021; UNLV Center for Gaming Research.
(1) ADT stands for Average Daily Theoretical loss.
(2) 13% market share of total sports betting handle represents share of sports betting handle generated on the Las Vegas Strip for 2020. 2020 room count market share based on total room count for all of Las Vegas; 2020 position market share based Las Vegas Strip.

24

WYNN INTERACTIVE WILL BE THE EXCLUSIVE MANAGER OF WYNN RESORTS’ RETAIL SPORTSBOOKS 3 WIL to receive a portion of retail sportsbook GGR at Wynn Las Vegas (“WLV”) and Encore Boston Harbor (“EBH”) under a revenue sharing agreement in exchange for providing operational services WIL to leverage Wynn Rewards database to cross-sell land-based WLV and EBH customers Integrations with the sportsbooks are designed to enhance a unified gaming experience Leverages entertainment and in-person experiences to the delight of the digital customer Update 1st bullet Note:EBH sportsbook is contingent on legalization in Massachusetts; such market access and licensure are subject to legalization and required approvals by regulatory authorities in each jurisdiction.

4 ICONIC ENCORE BOSTON HARBOR OFFERS HOME COURT ADVANTAGE IN MASSACHUSETTS

Wynn INTERACTIVE

- ✓ Located in the most sports-crazed city in the U.S.
- ✓ The only full-scale casino in the Boston metroplex
  - – Access to a large and growing database of likely bettors
- ✓ Developing **$30 million**, best-in-class retail sportsbook[(1)]
- ✓ Well-positioned to capture outsized share in potential ~$850 million GGR sports betting market upon legalization[(2)]

BOSTON RED SOX | BOSTON CELTICS | Wynn BET | B | PATRIOTS

Encore is Boston's lone resort casino


Encore




East Coast's premiere sports betting destination


CATCH THE GAME WORLD SERIES GAME 7 EBH SPORTS Encore TONIGHT
TONIGHT CATCH THE GAME WORLD SERIES GAME 7 EBH SPORTS
EBH SPORTS

(1) Sportsbook is contingent of legalization of sports betting in Massachusetts; such market access and licensure are subject to legalization and required approvals by regulatory authorities in each jurisdiction.
(2) JP Morgan Equity Research TAM Estimates for Massachusetts in 2025E.

26

4 WYNN INTERACTIVE IS UNIQUELY POSITIONED TO BE A LEADER IN MA UPON LEGALIZATION

Wynn will have home court advantage in MA

($ in millions)



$852
OSB: ~$600
$170
$213
$256
Massachusetts 2025E TAM
Wynn Interactive MA GGR at 20% share(1)
Wynn Interactive MA GGR at 25% share(1)
Wynn Interactive MA GGR at 30% share(1)

Detailed playbook designed for success in MA

- ✓ **Forbes rates Boston the 2020 #1 sports market in America** out of 20 cities based on local television ratings, stadium attendance, merchandise sales and social media reach
- ✓ **$852 million sports betting opportunity,** with contribution from both OSB and retail
- ✓ **~62% of MA population resides in greater Boston MSA,** which has a total population of 4.3 million[(2)]
- ✓ **Massachusetts adults spend ~4x more on lottery** per year than the national average[(3)]
- ✓ Wynn is positioned to **achieve significant market share in MA**
  - Benefits of global database
  - Established luxury brand
  - Differentiated product
  - Only retail sportsbook in the greater Boston area
  - Wynn Rewards and connectivity with Encore Boston Harbor

Source: JP Morgan Equity Research TAM Estimates for Massachusetts in 2025E; Forbes.com; U.S. Census Bureau, Population Division; U.S. Census Bureau, Income and Apportionment of State-Administered Lottery Funds: 2019.
Note: Sportsbook is contingent on legalization in Massachusetts; such market access and licensure are subject to legalization and required approvals by regulatory authorities in each jurisdiction.
(1) Market share includes projected retail sportsbook GGR. Wynn Interactive to receive 30% share of WLV and EBH retail sportsbook revenue.
(2) Per 2020 data from Macrotrends.net and 2020 Massachusetts population.
(3) Based on lottery spend per adult (resident population age 18 years and older) in Massachusetts relative to the national average. National average is calculated as the average of each state's lottery spend per adult for all 50 states.

27

ROADMAP TO NFL 2021 Wynn Interactive is hitting the accelerator to lap the competition with its 2021 product and customer acquisition roadmap Initiative Benefits Actions Expected timing Web app and bonusing improvements Differentiated product increases user engagement and retention Integrate casino bonusing, same game parlay and other features Q2’21 “Wynn Rewards” database connectivity Provides access to 13M+ customers at low CAC Integration with WynnBET currently in progress Q3’21 WynnBET branding Develops association between Wynn Resorts and sports Prepare and launch large scale branding campaign Q3’21 Partnerships and media agreements Fills the top of the customer acquisition funnel Current partnerships with brands such as Blue Wire; negotiations in progress with other affiliates Ongoing 5

5

WYNN HAS SECURED MARKET ACCESS IN KEY STATES

Wynn INTERACTIVE

Secured varying degrees of market access, or have line-of-sight to gain access, in states covering ~77%(1) of U.S. population

- Secured market access in 15 states (~51%)(2), including live operations in five states (MI, NJ, CO, VA, IN, TN)
- Ongoing discussions in 9 states (~26%)(3)
- Aggressively pursuing additional market access opportunities
- ~55% of the U.S. population is estimated to have access to sports betting by the end of 2022(7)



WA4
OR
CA4,5
NV
ID
MT
WY
UT
AZ4
CO
NM
ND
SD
NE
KS
OK
TX5
MN
IA
MO4,5
AR
LA4
WI
IL
MI
IN
OH5
KY
TN
MS4,5
AL
GA4,5
FL5
SC
NC
VA
WV4
MD4
DE
DC
PA6
NJ
NY8
CT
RI
MA5
VT
NH
ME
HI
AK
WynnBET Live Today
Market Access Secured
Market Access Pending – In Discussions

(1) Reflects percentage of estimated total U.S. resident population age 18 and older per U.S. Census Bureau in which we have secured or are currently pursuing market access.
(2) Reflects percentage of estimated total U.S. resident population age 18 and older per U.S. Census Bureau in which we have secured market access.
(3) Reflects percentage of estimated total U.S. resident population age 18 and older per U.S. Census Bureau in which we are currently pursuing market access. Such market access and licensure are subject to legalization and required approvals by regulatory authorities in each jurisdiction.
(4) In discussions and/or subject to definitive documentation.
(5) Further legislation required for legalization.
(6) Online casino only.
(7) Eilers & Krejcik Gaming: U.S. Sports Betting Policy Monitor – April 2021.
(8) The Company has a signed market access agreement in New York and is working with a consortium to pursue access under the newly implemented legislative framework.

29

Minute Media partnership with estimated access to an average of 60 million monthly users in the U.S. and 1 billion+ video streams each month Multi-year exclusive contracts with unique content curated to enhance customer engagement MULTI-CHANNEL STRATEGY TO EFFICIENTLY ACQUIRE CUSTOMERS Sponsorships Super Affiliates Podcasts Mass Media Performance Marketing Brand Ambassadors Partnership with Blue Wire, which creates 140 sports podcasts resulting in 10 million listeners and 35 million annual downloads Developing state-of-the-art podcast studio at Wynn LV To be announced well-known celebrity partners to act as brand affiliates and create awareness and acquire customers Marketing to date has been focused on optimizing this channel Designing large scale branding campaign Targeted media buying in key markets through linear TV and radio Evaluating RSN opportunities on a localized level Signed deals in place with more on the way Demand drivers Customer acquisition channels Planned media campaign on linear TV and radio SEO, Facebook and Google Super Affiliates Podcasts Brand Ambassadors Performance marketing Mass Media / Branding Sponsorships 5 Moved WynnSlots to Super Affiliates Added partnerships circle and box on right Multiple well-known celebrity partners to be announced

NATIONAL BRANDING CAMPAIGN TO BROADEN WYNN INTERACTIVE’S PRODUCT AWARENESS Significant investment planned in broad-based marketing campaign over the next 2 years 3rd-party affiliate pipeline to drive high-LTV installs Top-tier content marketing platform to drive SEO and organic installs Investment in performance marketing Multi-channel, multifaceted mass media awareness campaign leading into NFL 2021 with a top-tier celebrity Investment in mass media Leverage super-affiliates such as Minute Media Team & league partnerships Investment in partnership greements 5

World class management team with proven track record of delivering in digital gaming Matt Maddox Chairman, Wynn Interactive Craig Billings President & Executive Director, Wynn Interactive Sadok Kohen CPO , Co-Founder & Director, Wynn Interactive CEO & Founder, BetBull President, WynnBET Norbert Teufelberger Director , Wynn Interactive (Co-Founder and Former Co-CEO of Bwin) Key highlights 6 ~300 employees today Actively staffing up the business over the next several months as it scales through 2021 Talented management team with extensive experience successfully developing, scaling and managing digital gaming businesses Alp Güler CFO, Wynn Interactive (Former M&A advisory at Lazard and Private Equity at Carlyle) Ellen Whittemore Director, Wynn Interactive Wynn to confirm right Management team; NTD: Confirmed 318 employees filled Confirm employee count with Vince

FINANCIAL OVERVIEW

WIL HAS CONSISTENTLY GROWN ARR WITH LIMITED INVESTMENT SINCE ITS 2020 LAUNCH

Wynn INTERACTIVE

October 2020
Formation of Wynn Interactive via acquisition of BetBull

A Foundational stage
- Form strategic partnerships
- Secure national market access
- Advance long-term product roadmap
- Advance go-to-market strategy

B Scaling
- Launch in new markets
- Scale player acquisition and retention
- Omnichannel integration
- Rewards program connectivity



Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
NFL 2021
NJ live (Aug-20)
CO live (Dec-20)
MI live (Jan-21)
VA live (Mar-21)
IN live & TN live (Apr-21)

WIL has grown ARR[1] since first state launch with limited investment



($ in millions)
$36
$48
$42
$81
$103
Nov-2020
Dec-2020
Jan-2021
Feb-2021
Mar-2021
# of states live
1
2
3
3
4

~$640M

Pro forma SPAC capital to balance sheet available to fund broad based branding and marketing campaign and accelerate growth in massive North American market opportunity

34

(1) ARR represents the annualized run rate of gross gaming revenue (GGR) calculated as the total GGR in a given month divided by the total number of days in that respective month multiplied by 365 days.

NEAR-TERM FINANCIAL OUTLOOK

Wynn INTERACTIVE

Projected total net revenue

($ in millions)



CAGR: 171%
$708
$422
$96
2021E
2022E
2023E
Legalized
Pending legislation(3)

Commentary

- Strong recent traction in Michigan, the first state with legalized OSB and iGaming where Wynn was live on day 1, achieving overall market share of 4% and 5% in iGaming[1]
- ~$640M of pro forma cash to fund broad based marketing campaign and product enhancements to drive growth for NFL 2021 and beyond
- Assumes WIL live in states representing ~40% and ~15% of adult population by 2023 for OSB and iGaming, respectively
- 2023E revenue estimate implies market share of ~5-7% of analyst estimated U.S. TAM[2] (~8% in states where live)
- Elevated OSB hold percentage driven by social parlays allows WIL to generate higher revenue on equivalent handle

(1) Eilers & Krejcik: Michigan Online Gambling Results Analysis for March 2021 results.
(2) Reflects market share with regards to estimated total U.S. market.
(3) Reflects projected revenue in states such as Massachusetts that do not have legalized online sports betting and/or iGaming as of 5/6/2021.

35

IMPLIED LONG-TERM FINANCIAL PROFILE ~$45B Broker estimated 2030E North America TAM(1) 10-15%+ Expected long-term OSB and iGaming market share 25-30% Expected long-term Adj. EBITDA margin(2) ($ in billions) Note:$45B North America TAM figure representative of gross gaming revenue; illustratively assumes 20% promotional expenses to arrive at net revenue; illustrative Adj. EBITDA margin assumed to be midpoint of 25-30% range. Illustrative assumptions consistent with peer firms. (1)TAM reflects a long-term estimate for U.S. TAM of $39B based on the average of Macquarie and Goldman Sachs equity research for 2030E as of March 2021, plus a long-term estimate for the Canadian TAM of $6B based on the 2020 population of Canada per Statista as of 12/31/2020 multiplied by the average of GGR data in the U.K. market as of 12/31/2020 (sports betting GGR of $68 per adult and iGaming GGR of $116 per adult) and GGR per adult in the NJ market as of 12/31/2020 (sports betting GGR of $59 per adult and iGaming GGR of $142 per adult). (2)Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA is defined as earnings before interest, tax, depreciation, amortization, exceptional items and any share based payment charges. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Net Revenue. Changed footnote to include peer firms

WYNN INTERACTIVE IS A UNIQUE INVESTMENT OPPORTUNITY

	Premium branded players			Regional and/or product focused players		
	DraftKings	BetMGM	Wynn Interactive	Rush Street Interactive	PointsBet	Golden Nugget Online Gaming
TEV:	$21.7B	$14.0B(1)	$3.2B(4)	$2.4B	$2.1B	$1.0B
2023E revenue multiple:	10.6x	8.4x(2)	4.5x	3.5x	3.6x	3.5x
Guided LT OSB mature share:	20-30%	20-25%	10-15%+	6-10%	10%	NA
Guided LT iGaming mature share:	15-20%			12-18%	NA	10%
21E–23E revenue growth:	40%	64%	171%	24%	64%	44%
States with market access secured / in negotiations:	20	24(3)	15 / 24(5)	13	16	10

Source: FactSet as of 5/6/21, BetMGM Investor Day Presentation (April 21, 2021); Golden Nugget Online Gaming Investor Presentation (June 29, 2020); Golden Nugget Online Gaming Q4 2020 Earnings Presentation (March 23, 2021); PointsBet Q3 FY21 Investor Presentation (April 2021); Rush Street Interactive Investor Presentation (October 2020); Rush Street Interactive Investor Presentation (March 2021); Wall Street broker research.

(1) BetMGM is a 50/50 JV owned by MGM Resorts and Entain and is not publicly traded. TEV derived from the following broker research reports: JP Morgan as of 4/22/21, Deutsche Bank as of 4/22/21, Barclays as of 3/30/21 assuming base case of BetMGM valuation, RBC as of 4/12/21 and Bank of America as of 4/23/21. Exchange rate of GBP/USD of 1.389 as of 5/6/21.
(2) Represents Wall Street Broker sum of the parts analysis of enterprise value described in footnote 1 divided by Deutsche Bank research (as of 4/22/21) revenue estimate in 2023.
(3) Reflects market access secured or anticipated and includes open license jurisdictions where BetMGM intends to apply for market access.
(4) Assumes a pro forma equity value of $3,801 million at $10.00 per share less $640 million of pro forma cash.
(5) In negotiations total includes states with secured market access and open license jurisdictions where WynnBET intends to apply for market access.

37

COMPARABLE COMPANY BENCHMARKING EV / 2023E revenue multiple 2021-2023E revenue growth EV / 2023E growth adjusted revenue multiple(4) Source:FactSet as of 5/6/21. Note:B2B Online gaming represents the average for each respective metric for the companies Evolution, GAN, Genius Sports and Kambi. High-growth consumer internet represents the average for each respective metric for the companies Facebook, Netflix, Pinterest, Snap, Square, Twitter and Skillz. (1)Assumes a pro forma equity value of $3,801 million at $10.00 per share less $640 million of pro forma cash. (2)Calculated as EV / FY2023E revenue (FY ending in August 2023) due to lack of availability of 2024E broker estimates needed to show calendar year 2023E revenue. (3)Represents August 2021–August 2023 due to lack of availability of 2024E broker estimates needed to show calendar year 2023E growth. (4)Calculated as EV/2023E revenue multiple divided by 2021-2023E revenue growth divided by 100. (1) (2) PF TEV ($ in billions) $3.2 $21.7 $0.7 $1.0 $2.1 $2.4 (1) (3) (1) B2C Online Gaming High-Growth Consumer Internet Other Online Gaming Mean: 5.9x Mean: 51% Mean: 0.13x

REAFFIRMING OUR INVESTMENT THESIS Capitalizing on expected significant OSB and iGaming TAM opportunity 1 Best-in-class product and user experience 2 Leveraging the gold standard brand in gaming and entertainment 3 Encore Boston Harbor offers home court advantage in potentially large Massachusetts sports betting market 4 Foundational strategic elements in place; accelerating product and marketing roll-out ahead of NFL 2021 5 World-class management team with proven track record in digital gaming 6

APPENDIX

GLOSSARY OF TERMS Handle Gross dollar value of cash bets made GGR (Gross Gaming Revenue) Gross dollar value of cash bets less payouts GGR Margin (Hold) Total gross gaming revenue retained as a percentage of handle NGR (Net Gaming Revenue) GGR less promotional expenses LTV (Lifetime Value) Total GGR generated over a player’s lifetime CAC (Customer Acquisition Cost) Customer acquisition cost; monthly marketing spend / monthly first time depositors

PRODUCT DEMONSTRATION CLICK THE LINK BELOW TO SEE OUR PRODUCT IN ACTION http://www.wynninteractive.com/demonstration/